UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2025

Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square
Grand Canal Harbour
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0000225 per share	ACN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On February 6, 2025, Accenture plc (“Accenture”) held its 2025 annual general meeting of shareholders (the “Annual Meeting”). Accenture’s shareholders approved each of the following proposals considered at the Annual Meeting. The following chart sets forth the number and percentage of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each proposal voted upon by Accenture’s shareholders (proposal numbers correspond to the proposal numbers used in Accenture’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on December 16, 2024):

Proposals		For		Against		Abstained	Broker Non-Votes
1.	To appoint the following directors:
	Jaime Ardila	424,496,622	92.30%	35,435,749	7.70%	908,067	52,321,086
	Martin Brudermüller	458,607,937	99.72%	1,266,538	0.28%	965,963	52,321,086
	Alan Jope	457,725,047	99.54%	2,134,079	0.46%	981,312	52,321,086
	Nancy McKinstry	343,225,648	74.62%	116,710,733	25.38%	904,057	52,321,086
	Jennifer Nason	439,572,948	95.58%	20,321,816	4.42%	945,674	52,321,086
	Paula A. Price	442,457,501	96.21%	17,440,579	3.79%	942,358	52,321,086
	Venkata (Murthy) Renduchintala	456,973,987	99.38%	2,849,069	0.62%	1,017,382	52,321,086
	Arun Sarin	423,626,038	92.11%	36,280,967	7.89%	933,433	52,321,086
	Julie Sweet	429,756,382	93.90%	27,910,081	6.10%	3,173,975	52,321,086
	Tracey T. Travis	456,811,694	99.34%	3,039,007	0.66%	989,737	52,321,086
	Masahiko Uotani	458,740,926	99.76%	1,097,572	0.24%	1,001,940	52,321,086
2.	To approve, in a non-binding vote, the compensation of Accenture’s named executive officers	413,337,606	90.14%	45,189,482	9.86%	2,313,350	52,321,086
3.	To ratify, in a non-binding vote, the appointment of KPMG LLP (“KPMG”) as Accenture’s independent auditor and to authorize, in a binding vote, the Audit Committee of the Board of Directors (the “Board”) to determine KPMG’s remuneration	476,706,662	93.19%	34,821,520	6.81%	1,633,342	—
4.	To approve the creation of additional distributable reserves by way of a capital reduction	510,943,821	99.78%	1,136,746	0.22%	1,080,957	—
5.	To grant the Board the authority to issue shares under Irish law	494,959,776	96.62%	17,334,302	3.38%	867,446	—
6.	To grant the Board the authority to opt-out of pre-emption rights under Irish law	471,601,832	92.14%	40,214,926	7.86%	1,344,766	—
7.	To determine the price range at which Accenture can re-allot shares that it acquires as treasury shares under Irish law	507,839,823	99.15%	4,377,404	0.85%	944,297	—

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 6, 2025	ACCENTURE PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	General Counsel & Corporate Secretary